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                                                                    Exhibit 24-A

                            DUKE ENERGY CORPORATION

                               POWER OF ATTORNEY

                       REGISTRATION STATEMENT ON FORM S-3

A MAXIMUM OF $2,000,000,000 AGGREGATE PUBLIC OFFERING PRICE OF DEBT SECURITIES,
   FIRST AND REFUNDING MORTGAGE BONDS, COMMON STOCK, WITHOUT PAR VALUE, STOCK PURCHASE CONTRACTS AND/OR STOCK PURCHASE UNITS, STOCK PURCHASE RIGHTS, STOCK
 WARRANTS AND/OR TRUST PREFERRED SECURITIES OR CAPITAL SECURITIES (SECURITIES)

     The undersigned DUKE ENERGY CORPORATION, a North Carolina corporation, and certain of its officers and/or directors, do each hereby constitute and appoint Robert P. Brace, David L. Hauser, Myron L. Caldwell and Robert T. Lucas III, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign and file with the Securities and Exchange Commission a Registration Statement or Registration Statements of said Duke Energy Corporation on Form S-3 and any and all amendments thereto (including pre-effective and post-effective amendments and any other registration statement filed pursuant to the provisions of Rule 462(b) under the Securities Act of 1933, as amended (the "Act")) for the purpose of registering under the Act the Securities, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

     Executed the 29th day of October, 2002.

                                        DUKE ENERGY CORPORATION
                                        By /s/ R. B. PRIORY
                                           ------------------------------------
                                              Chairman, President and Chief
                                                Executive Officer

(Corporate Seal)

ATTEST:

/s/ SUE C. HARRINGTON
-----------------------------
Assistant Secretary

/s/ R. B. PRIORY                      Chairman, President and Chief
----------------------------          Executive Officer
R.B. Priory                           (Principal Executive Officer and Director)


/s/ ROBERT P. BRACE                    Executive Vice President and Chief
----------------------------           Financial Officer
Robert P. Brace                        (Principal Financial Officer)


/s/ KEITH G. BUTLER                    Senior Vice President and Controller
----------------------------           (Principal Accounting Officer)
Keith G. Butler


/s/ G. ALEX BERNHARDT                  (Director)
----------------------------
G. Alex Bernhardt


/s/ ROBERT J. BROWN                    (Director)
----------------------------
Robert J. Brown


/s/ WILLIAM A. COLEY                   (Director)
----------------------------
William A. Coley


/s/ WILLIAM T. ESREY                   (Director)
----------------------------
William T. Esrey


/s/ ANN M. GRAY                        (Director)
----------------------------
Ann M. Gray


/s/ DENNIS R. HENDRIX                  (Director)
----------------------------
Dennis R. Hendrix


/s/ GEORGE DEAN JOHNSON, JR.           (Director)
----------------------------
George Dean Johnson, Jr.

/s/ MAX LENNON                         (Director)
----------------------------
Max Lennon

/s/ LEO E. LINBECK, JR.                (Director)
----------------------------
Leo E. Linbeck, Jr.

/s/ JAMES G. MARTIN                    (Director)
----------------------------
James G. Martin

/s/ MICHAEL E. J. PHELPS               (Director)
----------------------------
Michael E. J. Phelps

/s/ JAMES T. RHODES                   (Director)
----------------------------
James T. Rhodes
